Exhibit 21
Subsidiaries of ViacomCBS Inc.
(as of January 1, 2022)

Subsidiary Name	Place of Incorporation or Organization
13 Investments LLC	Louisiana
13 Productions LLC	Louisiana
14 Hours Productions Inc.	Canada (Ontario)
1928778 Ontario Inc.	Canada (Ontario)
2POP, LLC	California
300 New LLC	Delaware
365Gay LLC	Delaware
37th Floor Productions Inc.	Delaware
38th Floor Productions Inc.	Delaware
5555 Communications Inc.	Delaware
90210 Productions, Inc.	California
A G Films Canada Inc.	Canada (Ontario)
A.S. Payroll Company, Inc.	California
Aardvark Productions, Inc.	Delaware
Aaron Spelling Productions, Inc.	California
AC INVERSORA S.A.	Argentina
Acorn Pipe Line Company	Texas
Acorn Properties, Inc.	Texas
Acorn Trading Company	Texas
Acquisition Group West LLC	Delaware
Addax Music Co., Inc.	Delaware
Adoy LLC	Delaware
After School Productions Inc.	Delaware
AfterL.com LLC	Delaware
Ages Electronics, Inc.	Delaware
Ages Entertainment Software LLC	Delaware
Air Realty Corporation	Delaware
Air Realty LLC	Delaware
All About Productions LLC	Delaware
All Media Inc.	Delaware
ALTSIM Inc.	Delaware
Amadea Film Productions, Inc.	Texas
Amazing Race Productions Inc.	Delaware
Ananey Channels Ltd.	Israel
Ananey Communications Ltd.	Israel
Animated Productions Inc.	Delaware
Antilles Oil Company, Inc.	Puerto Rico
A-R Acquisition Corp.	Delaware
Armacost Music LLC	Delaware
Around the Block Productions, Inc.	Delaware
Artcraft Productions Inc.	Delaware
Aspenfair Music, Inc.	California
ATCO I S.A.	Argentina
Atlanta Television Station WUPA Inc.	Delaware
Atlántida Comunicaciones S.A.	Argentina

Subsidiary Name	Place of Incorporation or Organization
Atom Digital Inc.	Delaware
Atom Entertainment, Inc.	Delaware
ATV ACME, LLC	California
Audioscrobbler Limited	United Kingdom
August Street Films Limited	United Kingdom
Avery Productions LLC	Delaware
Awesomeness BP, LLC	California
Awesomeness Distribution, LLC	California
Awesomeness Inc.	Delaware
Awesomeness Music Publishing, LLC	California
Awesomeness, LLC	California
AwesomenessTV Holdings, LLC	Delaware
Awestruck, LLC	California
AXN, LLC	California
Babunga Inc.	Delaware
Bahamas Underwriters Services Limited	Bahamas
BAPP Acquisition Corporation	Delaware
Barrington Songs LLC	Delaware
Bay County Energy Systems, Inc.	Delaware
Bay Resource Management, Inc.	Delaware
Beijing Yalian Online Network Technology Co. Ltd.	China
Belhaven Limited	Bahamas
Bellator Sport Worldwide LLC	Delaware
Benjamin Button Productions LLC	Louisiana
BET Acquisition Corp.	Delaware
BET Arabesque, LLC	Delaware
BET Comic View II, LLC	Delaware
BET Consumer Services, Inc.	Delaware
BET Creations, Inc.	Delaware
BET Development Company	Delaware
BET Documentaries, LLC	Delaware
BET Event Productions, LLC	Delaware
BET Holdings LLC	Delaware
BET Innovations Publishing, Inc.	Delaware
BET Interactive, LLC	Delaware
BET International, Inc.	Delaware
BET Live from LA, LLC	Delaware
BET Music Soundz, Inc.	Delaware
BET Oh Drama!, LLC	Delaware
BET Pictures II Development & Production, Inc.	Delaware
BET Pictures II Distribution, Inc.	Delaware
BET Pictures II, LLC	Delaware
BET Productions II, Inc.	Delaware
BET Productions IV, LLC	Delaware
BET Productions V, Inc.	Delaware
BET Productions, LLC	Delaware
BET Satellite Services, Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
BET Services, Inc.	District of Columbia
BET ST LLC	Delaware
BET Streaming LLC	Delaware
BET Studios LLC	Delaware
BET Studios Partners Inc.	Delaware
Beta Theatres Inc.	Delaware
BETCH SKETCH, LLC	California
BETN Theatre Ventures, LLC	Delaware
BET-SVOD Holdings Inc.	Delaware
Beverly Productions Canada Inc.	Canada (B.C.)
Beverlyfax Music, Inc.	California
Big Frame, LLC	Delaware
BIG JOHN, LLC	California
Big Shows Inc.	Delaware
Big Ticket Music Inc.	Delaware
Big Ticket Pictures Inc.	Delaware
Big Ticket Productions Inc.	Delaware
Big Ticket Television Inc.	Delaware
Bikini Bottom Holdings Inc.	Delaware
Bikini Bottom Productions Limited Liability Company	New York
Black Entertainment Television LLC	District of Columbia
Blackout Productions Inc.	Delaware
Blackrock Insurance Corporation	New York
Bling Productions Inc.	Delaware
Blue Cow Inc.	Delaware
Blue Sea Productions, Inc.	Delaware
Blue/White Productions, Inc.	Delaware
BN Productions Inc.	Delaware
Bob’s Post House, LLC	California
BODYBAG, LLC	California
Bombay Hook LLC	Delaware
Bonneville Wind Corporation	Utah
Boxing Acquisition Inc.	Delaware
Branded Productions, Inc.	California
Breakdown Productions Inc.	Delaware
Brentwood Pictures Inc.	Delaware
Bronson Avenue LLC	Delaware
Bronson Gate Film Management GmbH	Germany
Brotherhood Productions, Inc.	Rhode Island
Bruin Music Company	Delaware
Buster Productions Inc.	Delaware
C-28 FCC Licensee Subsidiary, LLC	Delaware
Cania Productions Inc.	Canada (Ontario)
Caper Productions LLC	Delaware
Capital Equipment Leasing Limited	United Kingdom
Caprice Pty Ltd.	Australia
Caroline Films Productions, Inc.	California

Subsidiary Name	Place of Incorporation or Organization
Cayman Overseas Reinsurance Association	Cayman Islands
CBS (PDI) Distribution Inc.	Delaware
CBS 247 Inc.	Delaware
CBS Advertiser Services Inc.	Delaware
CBS AJV Inc.	Delaware
CBS All Access International UK Limited	United Kingdom
CBS Acquisition Holdings Limited	United Kingdom
CBS Asia Inc.	Delaware
CBS ATSC3 Protection Inc.	Delaware
CBS Broadcast International Asia Inc.	New York
CBS Broadcast International B.V.	Netherlands
CBS Broadcast International of Canada Ltd.	Canada (Ontario)
CBS Broadcast Services Limited	United Kingdom
CBS Broadcasting Inc.	New York
CBS Broadcasting West Inc.	Delaware
CBS Canada Co.	Canada (Nova Scotia)
CBS Canada Holdings Co.	Canada (Nova Scotia)
CBS Canadian Film and Television Inc.	Canada (Ontario)
CBS Channel 10/55 Inc.	Delaware
CBS Communications Services Inc.	Delaware
CBS Communications Technology Group Inc.	Delaware
CBS Consumer Products Inc.	Delaware
CBS Corporate Services Inc.	Delaware
CBS Cultural Communications Inc.	Delaware
CBS Cultural Development (Beijing) Co., Limited	China
CBS Cultural Development (Hong Kong) Co, Limited	Hong Kong
CBS CW Network Partner LLC	Delaware
CBS DBS Inc.	Delaware
CBS DEC Inc.	Delaware
CBS Domains Inc.	Virginia
CBS EcoMedia Inc.	Delaware
CBS EMEA Limited	United Kingdom
CBS Employee Services Inc.	Delaware
CBS Enterprises (UK) Limited	United Kingdom
CBS Executive Services Corporation	Delaware
CBS Experiences Inc.	Delaware
CBS Film Funding Company Inc.	Delaware
CBS Films Canadian Productions Inc.	Canada (Ontario)
CBS Films Distribution Inc.	Delaware
CBS Films Inc.	Delaware
CBS Films Productions Inc.	Delaware
CBS Finance 1 UK Limited	United Kingdom
CBS Finance 2 UK Limited	United Kingdom
CBS Finance Holdings Limited	United Kingdom
CBS First Run Development Company Inc.	Delaware
CBS First Run Limited	Delaware
CBS General Entertainment Australia Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
CBS Holdings (Mexico) Inc.	Delaware
CBS Hollywood Partner Inc.	Delaware
CBS Home Entertainment Inc.	Delaware
CBS IDA Inc.	Delaware
CBS Interactive Inc.	Delaware
CBS Interactive Media Inc.	Delaware
CBS International (Netherlands) B.V.	Netherlands
CBS International GmbH	Germany
CBS International Holdings B.V.	Netherlands
CBS International Holdings UK Limited	United Kingdom
CBS International Inc.	Delaware
CBS International Sales Holdings B.V.	Netherlands
CBS International Television (UK) Limited	United Kingdom
CBS International Television Australia Pty Limited	Australia
CBS International Television Italia Srl	Italy
CBS International Television Japan GK	Japan
CBS IRB Acquisition Inc.	Delaware
CBS Japan Inc.	New York
CBS K-Band Inc.	Delaware
CBS Last FM Holding Inc.	Delaware
CBS LITV LLC	Delaware
CBS Mass Media Corporation	Delaware
CBS MaxPreps Inc.	California
CBS Media Realty Corporation	New York
CBS Music LLC	Delaware
CBS Network Ten B.V.	Netherlands
CBS News Inc.	Delaware
CBS Offshore Networks Holdings Limited	United Kingdom
CBS Operations Investments Inc.	Delaware
CBS Operations Services Inc.	Delaware
CBS Outdoor Investments Inc.	Delaware
CBS Outdoor Metro Services Limited	United Kingdom
CBS Overseas Inc.	New York
CBS Overseas Productions Two Inc.	Delaware
CBS Phoenix Inc.	Delaware
CBS Pictures Overseas Inc.	Delaware
CBS PNW Sports Inc.	Delaware
CBS Pop Partner Inc.	Delaware
CBS Productions UK Holdings Limited	United Kingdom
CBS Publishing UK Holdings Limited	United Kingdom
CBS Receivables Funding II Corporation	Delaware
CBS Receivables Funding III Corporation	Delaware
CBS Records Inc.	Delaware
CBS Retail Stores Inc.	Delaware
CBS Satellite News Inc.	Delaware
CBS Services Inc.	Delaware
CBS Shopping Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
CBS Sports Inc.	Delaware
CBS Stages Canada Co.	Canada (Nova Scotia)
CBS Stations Group of Texas LLC	Delaware
CBS Stock Holdings I Inc.	Delaware
CBS Studios Distribution UK Limited	United Kingdom
CBS Studios Inc.	Delaware
CBS Studios Networks Inc.	New York
CBS Studios Overseas Productions Inc.	Delaware
CBS Studios Productions LLC	Delaware
CBS Subsidiary Management Corp.	Delaware
CBS Survivor Productions, Inc.	Delaware
CBS Technology Corporation	Delaware
CBS Television Licenses LLC	Delaware
CBS Television Service Inc.	Delaware
CBS Television Stations Inc.	Delaware
CBS Temp Services Inc.	Delaware
CBS TVG Inc.	Delaware
CBS UAC Corporation	Delaware
CBS UK	United Kingdom
CBS UK Channels Limited	United Kingdom
CBS UK Finance LP	United Kingdom
CBS UK Productions Limited	United Kingdom
CBS World Wide Ltd.	New York
CBS Worldwide Distribution Inc.	Delaware
CBS/CTS Airport Network Inc.	Delaware
CBS/CTS Inc.	Delaware
CBS/Wilmerding of PA Inc.	Delaware
CBS-CSI International B.V.	Netherlands
CBS-Lux Holding LLC	Delaware
CBS–SAC Music Inc.	Delaware
CBT Sports, LLC	Delaware
CC Direct Inc.	Delaware
CCG Ventures, Inc.	Delaware
Central Productions LLC	Delaware
Centurion Satellite Broadcast Inc.	Delaware
Championship Productions Inc.	Delaware
Channel 28 Television Station, Inc.	Delaware
Channel 34 Television Station LLC	Delaware
Channel 5 Broadcasting Limited	United Kingdom
Channel Services GmbH	Switzerland
Channel Services Holdings B.V.	Netherlands
Charter Crude Oil Company	Texas
Charter Futures Trading Company	Texas
Charter Media Company	Delaware
Charter Oil (Bahamas) Limited	Bahamas
Charter Oil Company	Florida
Charter Oil Services, Inc.	Texas

Subsidiary Name	Place of Incorporation or Organization
Charter Oil Specialties Limited	Bahamas
Chartreuse Pty Limited	Australia
Chazo Productions Inc.	Delaware
Cinematic Arts B.V.	Netherlands
CIOC LLC	Delaware
CIOC Remediation Trust	Delaware
CJD, LLC	California
Classless Inc.	Delaware
Clicker Media Inc.	Delaware
Cloverleaf Productions Inc.	Delaware
CMT Productions Inc.	Delaware
CN Pilot Productions Inc.	Canada (Ontario)
CNET Investments, Inc.	Delaware
Columbia Broadcasting System (Barbados) SRL	Barbados
Columbia Broadcasting System Holdings UK Limited	United Kingdom
Columbia Broadcasting System International (Barbados) SRL	Barbados
Columbia Television, Inc.	New York
Columbus Circle Films LLC	Delaware
Comanche Moon Productions Inc.	New Mexico
Comedy Partners	New York
Comicbook.com, LLC	Tennessee
Commerce Street Productions Inc.	Delaware
Commissioner.com, Inc.	New York
Compelling Music LLC	California
Concord Entertainment Inc.	Delaware
Consolidated Caguas Corporation	Delaware
Country Music Television, Inc.	Tennessee
Country Network Enterprises, Inc.	Delaware
Country Services Inc.	Delaware
country.com, Inc.	Delaware
Cradle of Life Productions LLC	Delaware
Creative Mix Inc.	Delaware
Cross Step Productions Inc.	Delaware
CSTV Networks, Inc.	Delaware
CSTV Online, Inc.	Delaware
CSTV Regional, LLC	Delaware
CSTV-A, LLC	Delaware
CSTV-B, LLC	Delaware
CVV (Japan) B.V.	Netherlands
DABL Network LLC	Delaware
Danielle Productions LLC	Delaware
Danni Productions LLC	Louisiana
Davis Circle Productions Inc.	Delaware
Daza Productions Inc.	Delaware
DEAD X, LLC	California
Delaware Resource Beneficiary, Inc.	Delaware
Delaware Resource Lessee Trust	Delaware

Subsidiary Name	Place of Incorporation or Organization
Delaware Resource Management, Inc.	Delaware
Desilu Productions Inc.	Delaware
Detroit Television Station WKBD Inc.	Virginia
DIGICO Inc.	Delaware
Digital Video Ops Inc.	Delaware
Direct Court Productions, Inc.	Delaware
DM Holding Inc.	Delaware
DMS Holdco Inc.	Delaware
Dotspotter Inc.	Delaware
DT Investor Inc.	Delaware
DTE Films LLC	Delaware
Dutchess Resource Management, Inc.	Delaware
DW (Netherlands) B.V.	Netherlands
DW Distribution L.L.C.	Delaware
DW Dramatic Television L.L.C.	Delaware
DW Films L.L.C.	Delaware
DW Finance L.L.C.	Delaware
DW Funding, LLC	Delaware
DW Holdco LLC	Delaware
DW International Distribution L.L.C.	Delaware
DW International Productions L.L.C.	Delaware
DW Internet L.L.C.	Delaware
DW Music Publishing L.L.C.	Delaware
DW Music Publishing Nashville L.L.C.	Delaware
DW One Corp.	Delaware
DW Project Development L.L.C.	Delaware
DW SKG TV L.L.C.	Delaware
DW Studios L.L.C.	Delaware
DW Studios Productions L.L.C.	Delaware
DW Television Animation L.L.C.	Delaware
DW Television L.L.C.	Delaware
DW TV Finance I L.L.C.	Delaware
DW Two Corp.	Delaware
DWTT Productions Limited	New Zealand
Dynamic Soap, Inc.	California
Eagle Direct, Inc.	Delaware
Eighth Century Corporation	Delaware
Elevate Productions Inc.	Delaware
Elevenco Pty Limited	Australia
ELIANIMAL, LLC	California
Elite Productions Inc.	Delaware
Elysium Productions Inc.	Delaware
Emily Productions LLC	Delaware
Energy Development Associates Inc.	Delaware
ENFISUR S.A.	Argentina
EPI Music LLC	California
Erica Film Productions, Inc.	California

Subsidiary Name	Place of Incorporation or Organization
Estudios TeleMéxico S. de R.L. de C.V.	Mexico
ET Media Group Inc.	Delaware
Evergreen Programs LLC	New York
EWB Corporation	Delaware
Express Lane Productions Inc.	Delaware
Eye Animation Productions Inc.	Delaware
Eye Creative Media Group Inc.	Delaware
Eye Explorations Inc.	Delaware
Eye International Studios Inc.	Delaware
Eye Podcast Productions Inc.	Delaware
Eye Productions Inc.	Delaware
Failure To Launch Productions LLC	Louisiana
Fall, LLC	California
Famous Orange Productions Inc.	Delaware
Famous Players International B.V.	Netherlands
Festival Inc.	Delaware
FHT Media Holdings LLC	Delaware
Fifty-Sixth Century Antrim Iron Company, Inc.	Delaware
Film Intex Corporation	Delaware
Films Paramount SARL	France
Films Ventures (Fiji) Inc.	Delaware
First Cut Productions Inc.	Canada (B.C.)
First Hotel Investment Corporation	Delaware
Forty-Fourth Century Corporation	Delaware
Four Crowns, Inc.	Delaware
FoxTelecolombia S.A.S.	Colombia
FoxTelco Holdings S. de R.L.	Panama
French Street Management LLC	Delaware
Front Street Management Inc.	Delaware
Futa B.V.	Netherlands
Future General Corporation	Delaware
G&W Leasing Company	Delaware
G&W Natural Resources Company, Inc.	Delaware
Game One SAS	France
Games Animation Inc.	Delaware
Games Exchange Inc.	Delaware
Games Productions Inc.	Delaware
Gateway Fleet Company	Pennsylvania
Gazella New Media Experience LP	Delaware
GC Productions Inc.	Delaware
GFB Productions Inc.	Canada (Ontario)
Gladiator Productions L.L.C.	Delaware
Glendale Property Corp.	Delaware
Global Film Distributors B.V.	Netherlands
Glory Productions Inc.	Delaware
Gloucester Titanium Company, Inc.	Delaware
GNS Productions Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
GolfWeb	California
Gorgen, Inc.	California
Government Issue LLC	Louisiana
Gower Avenue Films Limited	United Kingdom
Grace Productions LLC	Delaware
Grad Night, LLC	California
Grammar Productions Inc.	Delaware
Gramofair Inc.	Delaware
Grand Bahama Petroleum Company Limited	Bahamas
Grande Alliance Co. Ltd.	Cayman Islands
Granite Productions Inc.	California
Granville Canadian Productions Inc.	Canada (Ontario)
Granville LA LLC	Louisiana
Granville Pictures Inc.	Delaware
Gravity Productions Inc.	Canada (B.C.)
Green Tiger Press, Inc.	California
Group W Television Stations, L.P.	Delaware
Guidance, LLC	California
Gulf & Western do Brazil Industria e Comercio Limitada (in liquidation)	Brazil
Gulf & Western Indonesia, Inc.	Delaware
Gulf & Western Limited	Bahamas
H R Acquisition Corp.	Delaware
Hamilton Projects, Inc.	New York
Hard Caliche LLC	New Mexico
Hey Yeah Productions Inc.	Delaware
High Command Productions Limited	United Kingdom
House of Yes Productions Inc.	Delaware
Hudson Street Productions, Inc.	Delaware
HUSD, LLC	California
Image Edit, Inc.	Delaware
Imagine Radio, Inc.	California
IMR Acquisition Corp.	Delaware
Inside Edition Inc.	New York
Interstitial Programs Inc.	Delaware
Invisions Holding B.V.	Netherlands
Irvine Games Inc.	Delaware
Irvine Games USA Inc.	Delaware
Joseph Productions Inc.	Delaware
Jumbo Ticket Songs Inc.	Delaware
Jupiter Spring Productions Limited	United Kingdom
Just U Productions, Inc.	California
K.W. M., Inc.	Delaware
KAPCAN1 Productions Inc.	Canada (B.C.)
Kapital Entertainment, LLC	Delaware
Kapital Productions, LLC	Delaware
KapLA LLC	Louisiana
Katled Systems Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
Kilo Mining Corporation	Pennsylvania
King Street Productions Inc.	Delaware
King World Corporation	Delaware
King World Development Inc.	California
King World Direct Inc.	Delaware
King World Media Sales Inc.	Delaware
King World Merchandising, Inc.	Delaware
King World Productions, Inc.	Delaware
King World Studios West Inc.	California
King World/CC Inc.	New York
Kristina Productions Inc.	Delaware
KUTV Holdings, Inc.	Delaware
KVMM LLC	Delaware
KW Development Inc.	California
KWP Studios Inc.	California
KWP/RR Inc.	New York
KWTS Productions Inc.	California
Ladies Man Productions USA Inc.	Delaware
Large Ticket Songs Inc.	Delaware
Last Holiday Productions LLC	Louisiana
Last.FM Acquisition Limited	United Kingdom
Last.FM Limited	United Kingdom
Late Night Cartoons Inc.	Delaware
Laurel Entertainment LLC	Delaware
LAXG, LLC	California
Light Meter, LLC	California
Liliana Productions Inc.	Delaware
Linbaba’s Story Pty Ltd	Australia
Lincoln Point Productions Inc.	Delaware
Lisarb Holding B.V.	Netherlands
List Productions, LLC	California
Little Boston Company Inc.	Delaware
Long Branch Productions LLC	Louisiana
Long Road Productions	Illinois
Los Angeles Television Station KCAL LLC	Delaware
Louisiana CMT LLC	Louisiana
Louisiana RPI LLC	Louisiana
Low Key Productions Inc.	Delaware
LS Productions Inc.	Canada (Ontario)
LT Holdings Inc.	Delaware
M4Mobile, LLC	California
Maarten Investerings Partnership	New York
MAD MOMS, LLC	California
MAD Production Trucking Company	Delaware
Magic Molehill Productions, Inc.	California
Magical Jade Productions Inc.	Delaware
Magical Motion Pictures Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
Magicam, Inc.	Delaware
Marathon Holdings Inc.	Delaware
Mars Interactive Games Ltd.	Israel
Matlock Company, The	Delaware
Mattalex LLC	Delaware
Mattalex Two LLC	Delaware
Mayday Productions Inc.	Canada (Ontario)
MDP Productions, LLC	Delaware
MDR, LLC	California
Meadowland Parkway Associates	New Jersey
Melange Pictures LLC	Delaware
Melrose Productions Inc.	California
Meredith Productions LLC	Delaware
Merlot Film Productions, Inc.	California
Merritt Inc.	Delaware
Miami Television Station WBFS Inc.	Delaware
Michaela Productions Inc.	Delaware
MMA Holdco Inc.	Delaware
MonkeyWurks LLC	Delaware
MoonMan Productions Inc.	Delaware
MTV Animation Inc.	Delaware
MTV Asia	Cayman Islands
MTV Asia Development Company Inc.	Delaware
MTV Asia Ventures (India) Pte. Limited	Mauritius
MTV Asia Ventures Co.	Cayman Islands
MTV DMS Inc.	Delaware
MTV Games Inc.	Delaware
MTV Hong Kong Limited	Hong Kong
MTV India	Cayman Islands
MTV Networks Argentina LLC	Delaware
MTV Networks Argentina S.R.L.	Argentina
MTV Networks Canada, ULC	Canada
MTV Networks Colombia S.A.S.	Colombia
MTV Networks Company	Delaware
MTV Networks de Mexico, S. de R.L. de C.V.	Mexico
MTV Networks Enterprises Inc.	Delaware
MTV Networks Europe Inc.	Delaware
MTV Networks Europe LLC	Delaware
MTV Networks Global Services Inc.	Delaware
MTV Networks Holdings SARL	France
MTV Networks Latin America Inc.	Delaware
MTV Networks Music Productions Inc.	Delaware
MTV Networks Sarl	France
MTV Networks, Unipessoal, LDA	Portugal
MTV NZ Limited	New Zealand
MTV Ownership (Portugal), LDA	Portugal
MTV Russia Holdings Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
MTV S.A.	Cayman Islands
MTV Songs Inc.	Delaware
MTV Taiwan LDC	Cayman Islands
MTVBVI Inc.	Delaware
MTVN Direct Inc.	Delaware
MTVN Online Partner I Inc.	Delaware
MTVN Social Gaming Inc.	Delaware
Music by Nickelodeon Inc.	Delaware
Music by Video Inc.	Delaware
MVP.com Sports, Inc.	Delaware
N.V. Broadcasting (Canada) Inc.	Canada
Narrabeen Productions Inc.	Delaware
Netherlands Management Services LLC	Delaware
Netherlands Overseas LLC	Delaware
Network Ten ( Sydney) Pty Limited	Australia
Network Ten (Adelaide) Pty Limited	Australia
Network Ten (Brisbane) Pty Limited	Australia
Network Ten (Melbourne) Pty Limited	Australia
Network Ten (Perth) Pty Limited	Australia
Network Ten All Access Pty Ltd.	Australia
Network Ten Pty Limited	Australia
Networks CTS Inc.	Delaware
Neutronium Inc.	Delaware
New 38th Floor Productions Inc.	Delaware
New Coral Ltd.	Cayman Islands
New Country Services Inc.	Delaware
New Creative Mix Inc.	Delaware
New Games Productions Inc.	Delaware
New Group Productions Inc.	Delaware
New International Mix Inc.	Delaware
New Jersey Zinc Exploration Company, The	Delaware
New Nickelodeon Animation Studios Inc.	Delaware
New Not Before 10AM Productions Inc.	Delaware
New Open Door Productions Inc.	Delaware
New Pop Culture Productions Inc.	Delaware
New Providence Assurance Company Limited	Bahamas
New Remote Productions Inc.	Delaware
New Viacom Velocity LLC	Delaware
Newdon Productions	Illinois
Nick at Nite's TV Land Retromercials Inc.	Delaware
Nickelodeon Animation Studios Inc.	Delaware
Nickelodeon Asia Holdings Pte Ltd	Singapore
Nickelodeon Australia Inc.	Australia
Nickelodeon Australia Management Pty Ltd.	Australia
Nickelodeon Brasil Inc.	Delaware
Nickelodeon Direct Inc.	Delaware
Nickelodeon Global Network Ventures Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
Nickelodeon Huggings U.K. Limited	United Kingdom
Nickelodeon India Pvt Ltd	India
Nickelodeon International Limited	United Kingdom
Nickelodeon Magazines Inc.	Delaware
Nickelodeon Movies Inc.	Delaware
Nickelodeon Notes Inc.	Delaware
Nickelodeon Online Inc.	Delaware
Nickelodeon U.K. Limited	United Kingdom
Nickelodeon UK Holdings LLC	Delaware
Nickelodeon Virtual Worlds LLC	Delaware
Nicki Film Productions, Inc.	California
Night Falls Productions Inc.	Delaware
NM Classics Inc.	Delaware
Noggin LLC	Delaware
North Shore Productions Inc.	California
Not Before 10am Productions Inc.	Delaware
NP Domains, Inc.	Delaware
NTA Films, Inc.	New York
NTM, LLC	California
Nutz Productions International Inc.	Israel
Nutz Productions Ltd	Israel
NV International, Inc.	Georgia
O Good Songs Company	California
O’Connor Combustor Corporation	California
OHBWAY Investco Inc.	Delaware
OM/TV Productions Inc.	Delaware
On Broadband Networks LLC	Delaware
On Second Thought Productions Inc.	Canada
On-Site Productions Inc.	Delaware
OOO VIMN Holdings Vostok	Russian Federation
OOO VIMN Media Vostok	Russian Federation
Open Door Productions Inc.	Delaware
Orange Ball Networks Subsidiary PRC LLC	Delaware
ORB, LLC	California
Our Home Productions Inc.	Delaware
OurChart.com LLC	Delaware
Outdoor Entertainment, Inc.	Tennessee
Outlet Networks Inc.	Delaware
Override Pictures LLC	Delaware
Paramount British Pictures Limited	United Kingdom
Paramount China B.V.	Netherlands
Paramount Digital Entertainment Inc.	Delaware
Paramount Films of China, Inc.	Delaware
Paramount Films of India, Ltd.	Delaware
Paramount Films of Southeast Asia Inc.	Delaware
Paramount Home Entertainment (Australasia) Pty Limited	Australia
Paramount Home Entertainment (Brazil) Limitada	Brazil

Subsidiary Name	Place of Incorporation or Organization
Paramount Home Entertainment (France) S.A.S.	France
Paramount Home Entertainment (Germany) GmbH	Germany
Paramount Home Entertainment (Italy) SRL	Italy
Paramount Home Entertainment (Mexico) S. de R.L. de C.V.	Mexico
Paramount Home Entertainment (Mexico) Services S. de R.L. de C.V.	Mexico
Paramount Home Entertainment (UK)	United Kingdom
Paramount Home Entertainment Distribution Inc.	Delaware
Paramount Home Entertainment Inc.	Delaware
Paramount Home Entertainment International (Holdings) B.V.	Netherlands
Paramount Home Entertainment International B.V.	Netherlands
Paramount Home Entertainment International Limited	United Kingdom
Paramount Images Inc.	Delaware
Paramount International (Netherlands) B.V.	Netherlands
Paramount Japan G.K.	Japan
Paramount LAPTV Inc.	Delaware
Paramount Latin America SRL	Argentina
Paramount Licensing Inc.	Delaware
Paramount Movie and TV Program Planning (Beijing) Co., Ltd.	China
Paramount Network Espana, S.L.U.	Spain
Paramount NMOC LLC	Delaware
Paramount Overseas Productions, Inc.	Delaware
Paramount Pictures Asia Pacific Limited	Taiwan
Paramount Pictures Australia Pty.	Australia
Paramount Pictures Brasil Distribuidora de Filmes Ltda	Brazil
Paramount Pictures Corporation	Delaware
Paramount Pictures Corporation (Canada) Inc.	Canada
Paramount Pictures Entertainment Canada ULC	Canada
Paramount Pictures France Sarl	France
Paramount Pictures Germany GmbH	Germany
Paramount Pictures Hong Kong Limited	Hong Kong
Paramount Pictures International Limited	United Kingdom
Paramount Pictures Louisiana Production Investments II LLC	Louisiana
Paramount Pictures Louisiana Production Investments III LLC	Louisiana
Paramount Pictures Louisiana Production Investments LLC	Louisiana
Paramount Pictures Mexico S. de R.L. de C.V.	Mexico
Paramount Pictures NZ	New Zealand
Paramount Pictures Services UK	United Kingdom
Paramount Pictures UK	United Kingdom
Paramount Poland sp. z.o.o.	Poland
Paramount Production Support Inc.	Delaware
Paramount Productions Service Corporation	Delaware
Paramount Spain S.L.U.	Spain
Paramount Sweden AB	Sweden
Paramount Worldwide Productions Inc.	Delaware
ParaUSD Singapore Pte. Ltd.	Singapore
Park Court Productions, Inc.	Delaware
Part-Time Productions Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
Paws, Incorporated	Indiana
PC Home Cayman Ltd.	Cayman Islands
PCCGW Company, Inc.	Delaware
PCI Canada Inc.	Delaware
PCI Network Partner II Inc.	Delaware
PCI Network Partner Inc.	Delaware
Peanut Worm Productions Inc.	Delaware
Pen Productions, LLC	California
Peppercorn Productions, Inc.	Tennessee
Permutation Productions Inc.	Delaware
Pet II Productions Inc.	Delaware
Philadelphia Television Station WPSG Inc.	Delaware
Pittsburgh Television Station WPCW Inc.	Delaware
Pluto Inc.	Delaware
Pluto TV Europe GmbH	Germany
PMV Productions, Inc.	Delaware
Pocket Books of Canada, Ltd.	Canada (Federal)
Pop Channel Productions Inc.	Delaware
Pop Culture Productions Inc.	Delaware
Pop Media Group, LLC	Delaware
Pop Media Networks, LLC	Delaware
Pop Media Productions, LLC	Delaware
Pop Media Properties, LLC	Delaware
Pop Media Services, LLC	Delaware
Pop Music, LLC	Delaware
Pop Toons Inc.	Delaware
Porta dos Fundos Produtora e Distribuidora Audiovisual S.A.	Brazil
Possible Productions Inc.	Delaware
Possum Point Incorporated	Delaware
Pottle Productions, Inc.	California
PPC Film Management GmbH	Germany
PPG Holding 5 B.V.	Netherlands
PPG Holding 95 B.V.	Netherlands
Premiere House, Inc.	Delaware
Preye, Inc.	California
Prime Directive Productions Inc.	Delaware
Project Drew, LLC	California
Promo Post Productions Ltd	Israel
Prospect Company Ltd.	Cayman Islands
Proxy Music LLC	California
Quemahoning Coal Processing Company	Pennsylvania
R.G.L. Realty Limited	United Kingdom
Raquel Productions Inc.	Delaware
Real TV Music Inc.	Delaware
Recovery Ventures Inc.	Delaware
Red Devs LLC	Delaware
Red de Televisión Chilevisión S.A.	Chile

Subsidiary Name	Place of Incorporation or Organization
RED MIRROR, LLC	California
Remote Productions Inc.	Delaware
Republic Distribution LLC	Delaware
Republic Entertainment LLC	Delaware
Republic Pictures Enterprises LLC	Delaware
Republic Pictures Productions LLC	California
RH Productions Inc.	California
Rosy Haze Productions Pty Limited	Australia
RTV News Inc.	Delaware
RTV News Music Inc.	Delaware
Sacramento Television Stations Inc.	Delaware
Sagia Productions Inc.	Canada (Ontario)
Salton Sea Songs LLC	Delaware
Salvation Productions Inc.	Canada (B.C.)
Sammarnick Insurance Corporation	New York
San Francisco Television Station KBCW Inc.	Virginia
Saucon Valley Iron and Railroad Company, The	Pennsylvania
SBX Acquisition Corp.	Delaware
Scott-Mattson Farms, Inc.	Florida
Screenlife Licensing, LLC	Nevada
Screenlife, LLC	Washington
See Yourself Productions Inc.	Delaware
Servicios Para Empresas de Entretenimiento, S. de R.L. de C.V.	Mexico
SF Films Inc.	Canada (Ontario)
SFI Song Company	Delaware
Shamayim Content & Productions Ltd.	Israel
SHAUNTENT, LLC	California
Ship House, Inc.	Florida
SHOtunes Music LLC	Delaware
Shovel Buddies, LLC	California
Show Pants LLC	Delaware
Show Works Productions Inc.	Delaware
Showtime Canada ULC	Canada (Alberta)
Showtime Digital Inc.	Delaware
Showtime Distribution B.V.	Netherlands
Showtime Live Entertainment Inc.	Delaware
Showtime Marketing Inc.	Delaware
Showtime Melodies Inc.	Delaware
Showtime Networks Inc.	Delaware
Showtime Networks Inc. (U.K.)	Delaware
Showtime Networks Satellite Programming Company	California
Showtime Online Inc.	Delaware
Showtime Pictures Development Company	Delaware
Showtime Satellite Networks Inc.	Delaware
Showtime Songs Inc.	Delaware
Showtime/Sundance Holding Company Inc.	Delaware
SIFO One Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
SIFO Two Inc.	Delaware
Simon & Schuster (Australia) Pty. Limited	Australia
Simon & Schuster (UK) Limited	UK
Simon & Schuster Digital Sales Inc.	Delaware
Simon & Schuster Global Services Inc.	Delaware
Simon & Schuster India LLC	Delaware
Simon & Schuster International Inc.	Delaware
Simon & Schuster of Canada (1976) Ltd.	Canada (Federal)
Simon & Schuster Publishers India Private Limited	India
Simon & Schuster, Inc.	New York
SKG Louisiana L.L.C.	Louisiana
SKG Music L.L.C.	Delaware
SKG Music Nashville Inc.	Delaware
SKG Music Publishing L.L.C.	Delaware
SKG Productions L.L.C.	Louisiana
SKG Studios Canada Inc.	Canada
SN Digital LLC	Delaware
SNI/SI Networks L.L.C	Delaware
SnowGlobe LLC	Delaware
Soapmusic Company	Delaware
Social Project LLC	Delaware
Solar Service Company	Delaware
SongFair Inc.	Delaware
South Park Digital Studios LLC	Delaware
Spelling Daytime Songs Inc.	Delaware
Spelling Daytime Television Inc.	Delaware
Spelling Entertainment Group LLC	Delaware
Spelling Entertainment LLC	Delaware
Spelling Films Inc.	Delaware
Spelling Films Music Inc.	Delaware
Spelling Pictures Inc.	Delaware
Spelling Satellite Networks Inc.	California
Spelling Television Inc.	Delaware
Spike Cable Networks Inc.	Delaware
Spike Digital Entertainment LLC	Delaware
SportsLine.com, Inc.	Delaware
Springy Productions Pty. Limited	Australia
St. Francis Ltd.	Cayman Islands
St. Ives Company Ltd.	Cayman Islands
STAND IN, L.L.C.	Louisiana
Starfish Productions Inc.	Florida
Stargate Acquisition Corp. One	Delaware
Stat Crew Software, Inc.	Ohio
Stepdude Productions LLC	Louisiana
Stranglehold Productions, Inc.	California
Streak Productions Inc.	Canada (Ontario)
Stuart Street, LLC	California

Subsidiary Name	Place of Incorporation or Organization
Study Hall Films Inc.	Delaware
Sunday Best, LLC	Louisiana
Sunset Beach Productions, Inc.	Delaware
Superstar Productions USA Inc.	Delaware
SURRENDER, LLC	California
Survivor Productions, LLC	Delaware
Swift Justice Productions Inc.	Delaware
T&R Payroll Company	Delaware
Talent Court Productions, Inc.	Delaware
TAM 3, LLC	California
TATB, LLC	California
Taylor Forge Memphis, Inc.	Delaware
TB Productions Inc.	Canada (Ontario)
TDI Worldwide Investments Inc.	Delaware
Television & Telecasters (Properties) Pty Limited	Australia
Televisión Federal S.A.	Argentina
Television Station KTXA Inc.	Virginia
Television Station WTCN LLC	Delaware
Ten Network Holdings Pty Limited	Australia
Tentpole Productions, LLC	California
TEVEFE COMERCIALIZACIÓN S.A.	Argentina
TG Film, LLC	California
The Box Italy LLC	Delaware
The Box Worldwide LLC	Delaware
The CW Television Stations Inc.	Delaware
The Gramps Company Inc.	Delaware
The Late Show Inc.	Delaware
The Love Sickness, LLC	California
The MTVi Group, Inc.	Delaware
The Paramount UK Partnership	United Kingdom
The Ten Group Pty Limited	Australia
Thespians, LLC	California
They Productions Inc.	Delaware
Things of the Wild Songs Inc.	Delaware
Thinner Productions, Inc.	Delaware
Third Century Company	Delaware
Thirteenth Century Corporation	Delaware
Thirtieth Century Corporation	Delaware
Thunder, Inc.	Delaware
Timber Purchase Company	Florida
Timeline Films Inc.	Canada
TNN Classic Sessions, Inc.	Delaware
TNN Productions, Inc.	Delaware
Toe-to-Toe Productions Inc.	Delaware
Torand Payroll Company	Delaware
Torand Productions Inc.	Delaware
Total Warehouse Services Corporation	Delaware

Subsidiary Name	Place of Incorporation or Organization
Trans-American Resources, Inc.	Delaware
TSM Services Inc.	Delaware
TSM, LLC	California
Tube Mill, Inc.	Alabama
Tunes by Nickelodeon Inc.	Delaware
Turnip Productions LLC	Delaware
TV Scoop Inc.	Delaware
Twofer, LLC	California
Typeface Canada Newco ULC	Canada (B.C.)
UE Site Acquisition LLC	Delaware
Ultra Productions Inc.	Canada (Ontario)
Untitled Productions II LLC	Delaware
Untitled Science LLC	Delaware
UPN (general partnership)	Delaware
UPN Holding Company, Inc.	California
UPN Properties, Inc.	California
Uptown Productions Inc.	Delaware
Ureal Productions Inc.	Delaware
URGE PrePaid Cards Inc.	Virginia
VBC Pilot Productions Inc.	Canada (B.C.)
VDS, LLC	California
VE Development Company	Delaware
VE Drive Inc.	Delaware
VE Television Inc.	Delaware
VGS Management Services Inc.	Delaware
VI Services Corporation	Delaware
Viacom (Deutschland) Beteiligungen GmbH	Germany
Viacom Alto Finance C.V.	Netherlands
Viacom Alto Overseas C.V.	Netherlands
Viacom Animation of Korea Inc.	Delaware
Viacom Asia (Beijing) Advertising and Media Co. Ltd.	China
Viacom Asia Inc.	Delaware
Viacom ATV Inc.	Delaware
Viacom August Songs Inc.	Delaware
Viacom Blue Sky Inc.	Delaware
Viacom Brand Solutions Limited	United Kingdom
Viacom Caledonia LP	United Kingdom
Viacom Camden Lock Inc.	Delaware
Viacom Camden Lock Limited	United Kingdom
Viacom Canadian Productions Holdings Inc.	Canada
Viacom Capital LLC	Delaware
Viacom Digital Studios LLC	Delaware
Viacom Domains Limited	Canada
Viacom Finance B.V.	Netherlands
Viacom Galaxy Tunes Inc.	Delaware
Viacom Genesis Music Inc.	Delaware
Viacom Global Limited	United Kingdom

Subsidiary Name	Place of Incorporation or Organization
Viacom Global Services Inc.	Delaware
Viacom Hearty Ha!Ha! LLC	Delaware
Viacom Holdings Germany LLC	Delaware
Viacom Holdings Italia S.r.l.	Italy
Viacom Interactive Limited	United Kingdom
Viacom International Administration Inc.	Delaware
Viacom International Film Finance Holdings Limited	Jersey
Viacom International Film Finance Limited	Jersey
Viacom International Hungary Kft.	Hungary
Viacom International Inc.	Delaware
Viacom International Inc. Political Action Committee Corporation	New York
Viacom International Media Networks (Malaysia) Sdn. Bhd.	Malaysia
Viacom International Media Networks Africa (Pty) Limited	South Africa
Viacom International Media Networks España, S.L.	Spain
Viacom International Media Networks Italia S.r.l.	Italy
Viacom International Media Networks Middle East FZ-LLC	United Arab Emirates
Viacom International Media Networks Nigeria Limited	Nigeria
Viacom International Media Networks U.K. Limited	United Kingdom
Viacom International Services Inc.	Delaware
Viacom International Studios Inc.	Delaware
Viacom Limited	New Zealand
Viacom Limited	United Kingdom
Viacom Media Argentina S.A.	Argentina
Viacom Music Touring Inc.	Delaware
Viacom Netherlands Coöperatief U.A.	Netherlands
Viacom Netherlands Management LLC	Delaware
Viacom Networks Brasil Programacao Televisiva E Publicidade Ltda.	Brazil
Viacom Networks Europe Inc.	Delaware
Viacom Networks Italia Limited	United Kingdom
Viacom Networks Japan G.K	Japan
Viacom Networks Japan K.K.	Japan
Viacom Notes Inc.	Delaware
Viacom Origins Inc.	Delaware
Viacom Overseas Holdings C.V.	Netherlands
Viacom Realty Corporation	Delaware
Viacom RMP International LLC	Delaware
Viacom RMP LLC	Delaware
Viacom SG Inc.	Delaware
Viacom Songs Inc.	Delaware
Viacom Special Events LLC	Delaware
Viacom Sterling Finance C.V.	Netherlands
Viacom Subsidiary Management Corp.	Delaware
Viacom Telecommunications LLC	Delaware
Viacom Theater Inc.	Delaware
Viacom TN Inc.	Delaware
Viacom Treasury (UK) Limited	United Kingdom
Viacom Tunes Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
Viacom TV Investco Inc.	Delaware
Viacom Ventures B.V.	Netherlands
Viacom Ventures Inc.	Delaware
ViacomCBS Blockchain Partner Inc.	Delaware
ViacomCBS Chilevisión Holding I SpA	Chile
ViacomCBS Chilevisión Holding II SpA	Chile
ViacomCBS Digital DTC International LLC	Delaware
ViacomCBS Integration Holdings LLC	Delaware
ViacomCBS Interactive Holdings Limited	United Kingdom
ViacomCBS International Distribution Inc.	Delaware
ViacomCBS International Studios Productions Limited	United Kingdom
ViacomCBS Networks International Czech s.r.o	Czech Republic
ViacomCBS Realty Corporation	Delaware
ViacomCBS Streaming Canada ULC	Canada (Nova Scotia)
VidCon International LLC	Montana
VidCon LLC	Delaware
Vidoo Video Solutions Ltd.	Israel
VIMN Advertising and Brand Solutions S.r.l.	Italy
VIMN Argentina Limited	United Kingdom
VIMN Australia Pty Limited	Australia
VIMN Brasil Participações Ltda.	Brazil
VIMN CP Services (UK) Limited	United Kingdom
VIMN CP Services, ULC	Canada
VIMN CP Serviços (Brasil) Ltda.	Brazil
VIMN Finance Holding (UK) Ltd	United Kingdom
VIMN Finance Jersey Limited	Jersey
VIMN Germany GmbH	Germany
VIMN Netherlands B.V.	Netherlands
VIMN Netherlands Holding B.V.	Netherlands
VIMN Nordic AB	Sweden
VIMN Poland sp. z o.o.	Poland
VIMN Polska B.V.	Netherlands
VIMN Russia C.V.	Netherlands
VIMN Singapore Pte. Ltd.	Singapore
VIMN Switzerland AG	Switzerland
Viper Productions Inc.	Canada (B.C.)
VISI Services Inc.	Delaware
Visions Productions, Inc.	New York
VIVA Media GmbH	Germany
VJK Inc.	Delaware
VMN Digital Inc.	Delaware
VMN Noord LLC	Delaware
VMPG LLC	Delaware
VNM Inc.	Delaware
VP Direct Inc.	Delaware
VP Programs Inc.	California
VPix Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
VSC Compositions LLC	New York
VSC Music LLC	New York
Waste Resource Energy, Inc.	Delaware
WBCE Corp.	New York
WCC FSC I, Inc.	Delaware
WCC Project Corp.	Delaware
Westgate Pictures Inc.	Delaware
Westinghouse International Holding UK Limited	United Kingdom
Wilmerding Aircraft Leasing Inc.	Delaware
Wilmerding Asset Management Inc.	Delaware
Wilmerding Canada Holdings L.L.C.	Delaware
Wilmerding CBS Holding Company, Inc.	Delaware
Wilmerding Electric Corporation	Delaware
Wilmerding Environmental Management Company of Ohio, Inc.	Delaware
Wilmerding Hanford Company	Delaware
Wilmerding Holdings Corporation	Delaware
Wilmerding Idaho Nuclear Company, Inc.	Delaware
Wilmerding Investment Corporation	Delaware
Wilmerding Licensing Corporation	Pennsylvania
Wilmerding Reinvestment Company, L.L.C.	Delaware
Wilmerding World Investment Corporation	Delaware
White Mountain Productions Limited	United Kingdom
WhoSay, Inc.	Delaware
Wildness, LLC	California
Wilshire Court Productions LLC	Delaware
Wilshire Entertainment Inc.	Delaware
Wilshire/Hauser Company	Delaware
Woburn Insurance Ltd.	Bermuda
Wordsmith, LLC	California
World Sports Enterprises	Tennessee
World Volleyball League, Inc.	New York
Worldvision Enterprises (France) SARL	France
Worldvision Enterprises (United Kingdom) Ltd.	New York
Worldvision Enterprises de Venezuela	Venezuela
Worldvision Enterprises Latino-Americana, S.A.	Panama
Worldvision Enterprises LLC	New York
Worldvision Enterprises of Canada, Limited	New York
Worldvision Home Video LLC	New York
Worldwide Productions, Inc.	Delaware
WPIC Corporation	Delaware
WT Animal Music Inc.	Delaware
WT Productions Inc.	Delaware
Wuthering Heights, CA Productions Inc.	Delaware
WVI Films B.V.	Netherlands
Yellams	Cayman Islands
Yellowstone Finance LLC	Delaware
York Resource Energy Systems, Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
Young Reader’s Press, Inc.	Delaware
YP Productions Inc.	Canada (Ontario)
Zarina 99 Vermogensverwaltungs GmbH	Germany
ZDE, LLC	California
Zoe Interactive Ltd.	Israel
Zoo Films LLC	Delaware
Zukor LLC	Delaware